                                                                  EXHIBIT 99.256

PEROTSYSTEMS(TM)
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                                                           Tel: (310) 858-8724







January 4, 1999


Ms. Jean Vogel
PEROT SYSTEMS CORPORATION
12404 Park Central
Dallas, Texas 75251


Dear Ms. Vogel:



Attached please find originals of the amended Task Orders 1 and 4 with the California Power Exchange. The amendments have been to:

        - Extend the termination dates of the Task Orders 1 and 4 to 1/15/99;

        - Update the expense compensation process by the PX; and

        - Update the fee schedule for our associates.


Sincerely,


/s/ DARIUSH SHIRMOHAMMADI
Dariush Shirmohammadi


Enclosure: 2

cc: Ken Scott
    Terry McManus
    Chuck Bell
    Carl Young
    Mark Mars

                         AMENDMENT TO TASK ORDER NO. 1

Perot Systems Corporation ("Perot Systems") and California Power Exchange ("CalPX") hereby amend Task Order 1, under the Master Services Agreement between such parties, to extend the Termination date of the Task Order to January 15, 1999. Furthermore, Attachments B and C of Task Order 1 are amended as in the attached.


AGREED:


CALIFORNIA POWER EXCHANGE           PEROT SYSTEMS CORPORATION

By: /s/ GEORGE SLADOJE              By: /s/ J.T. (TERRY) MCMANUS
   ----------------------------        ---------------------------------------
Name: George Sladoje                Name:  Terry McManus
     --------------------------          -------------------------------------
Title: Chief Executive Officer      Title:  Los Angeles Project Office Manager
      -------------------------           ------------------------------------

                   AMENDED ATTACHMENT B OF TASK ORDER NO. 1


Perot Systems Corporation shall bill California Power Exchange for reasonable expenses related to transportation (plane and car), accommodation and food for travel to the greater Los Angeles area. Specifically:

    - Plane fares shall be reimbursed only for economy class (receipts provided to CalPX)

    - Accommodation, transportation, and food within the greater Los Angeles area shall be reimbursed at $175/day (no receipts provided to CalPX)

With prior approval by CalPX, all travels related to this Task Order 5 to destinations outside greater Los Angeles area will be reimbursed at actual cost plus mileage charge of $0.31/mile for necessary ground transportation.

                   AMENDED ATTACHMENT C OF TASK ORDER NO. 1


FEE SCHEDULE FOR SERVICES OF PEROT SYSTEMS ASSOCIATES ENGAGED IN TASK ORDER 1



------------------------------------------------------------------------------
ASSOCIATE               SYSTEM DESIGN      SYSTEM/SOFTWARE IMPLEMENTATION AND
                           SERVICE                     TESTING SERVICE
------------------------------------------------------------------------------
Dariush Shirmohammadi      $250/hr                         $250/hr
------------------------------------------------------------------------------
Paul Gribik                $250/hr                         $250/hr
------------------------------------------------------------------------------
Elizabeth Fortney          $250/hr                         $250/hr
------------------------------------------------------------------------------
Ali Vojdani                $250/hr                         $250/hr
------------------------------------------------------------------------------
Shangyou Hao               $250/hr                         $175/hr
------------------------------------------------------------------------------
Fulin Zhuang               $250/hr                         $175/hr
------------------------------------------------------------------------------
Qin Zhou                   $175/hr                         $175/hr
------------------------------------------------------------------------------
Ning Yang                  $175/hr                         $175/hr
------------------------------------------------------------------------------
Hua Wan                    $175/hr                         $175/hr
------------------------------------------------------------------------------
Mel Escuadra                 N/A                           $175/hr
------------------------------------------------------------------------------
Nofan Jabr                   N/A                           $175/hr
------------------------------------------------------------------------------
Bhavesh Vora                 N/A                           $175/hr
------------------------------------------------------------------------------

                         AMENDMENT TO TASK ORDER NO. 4

Perot Systems Corporation ("Perot Systems") and California Power Exchange ("CalPX") hereby amend Task Order 4, under the Master Services Agreement between such parties to extend the Termination date of the Task Order to January 15, 1999. Furthermore, the amended Attachments B Task Order 1 shall apply to this Task Order 4.

AGREED:

CALIFORNIA POWER EXCHANGE          PEROT SYSTEMS CORPORATION

By:  [SIG]                         By: [SIG]
   ----------------------------       --------------------------------------

Name: George Sladoie               Name: Terry McManus
     --------------------------         ------------------------------------

Title: Chief Executive Officer     Title: Los Angeles Project Office Manager
      -------------------------          -----------------------------------